Date: October 2018

Jason Kingsley Drummond

as Lender

Nenx Gaming Limited

as Borrower

15,000£

Unsecured Loan Agreement

THIS AGREEMENT is dated the day of October 2018

B E T W E E N:-

(1) **Jason Kingsley Drummond** of 6 Alexander Square, London, SW3 2AY ("**Lender**"); and

(2) **Nenx Gaming Limited** a company registered in England and Wales whose registered number is 11047028 having its registered office at 20 Anchor Terrace 3-13 Southwark Bridge Road, London, England, SE1 9HQ ("**Borrower**")

BACKGROUND

(A) The Lender has agreed to provide the Borrower with an unsecured loan facility of £15,000.

NOW IT IS HEREBY AGREED

1. NATURE OF FACILITIES

The Lender shall forthwith lend to the Borrower an unsecured pounds sterling loan of £15,000 (and any other funds subsequently agreed in writing between the parties) ("**Loan**") on the terms and subject to the conditions of this agreement.

2. PURPOSE

2.1 The Borrower shall use the Loan to fund the operation of its business.

3. INTEREST

3.1 The Borrower shall pay interest on the Loan at the rate of 6% per annum.

3.2 Interest shall accrue daily and shall be payable monthly in arrears on the last business day of each month and on the Repayment Date.

3.3 If the Borrower fails to make any payment due under this agreement on the due date for payment, interest on the unpaid amount shall accrue daily, from the date of non-payment to the date of actual payment (both before and after judgment), at 8% above the rate specified in clause 3.1. Interest accrued under this clause 3.3 shall be immediately payable by the Borrower on demand by the Lender.

4. REPAYMENT

4.1 The Borrower shall repay the Loan in full immediately upon demand by the Lender ("**Repayment Date**").

5. EXPENSES

The Borrower shall pay the Lender on demand for actual expenses including reasonable legal fees incurred in contemplation of or otherwise in connection with the enforcement of or the preservation of its rights under this agreement during the term of the Loan or while any monies are outstanding from the Borrower to the Lender pursuant to the terms of this agreement.

6. PAYMENTS

6.1 All payments made by the Borrower under this agreement shall be in pounds sterling and in immediately available cleared funds to the Lender.

6.2 If any payment becomes due on a day that is not a business day, the due date of such payment will be extended to the next succeeding business day.

6.3 All payments made by the Borrower under this agreement shall be made in full, without set-off, counterclaim or condition, and free and clear of, and without any deduction.

7. DEFAULT

Notwithstanding the provisions of this agreement the Loan will become immediately due and repayable or repayable forthwith on demand by the Lender if:-

7.1 The Borrower fails to pay any sum due under this agreement when due or the Borrower is in breach of any other provision of this agreement;

7.2 The Borrower is in default under any other financial obligation to any person;

7.3 The Borrower stops or suspends payment of any of its debts, or is unable to, or admits its inability to pay its debts as they fall due;

7.4 A moratorium is declared in respect of any indebtedness of the Borrower;

7.5 The Borrower enters into liquidation, or has a winding up petition issued against it, or enters into administration or any step is taken in respect of any of the foregoing or any analogous proceeding in any other jurisdiction;

7.6 Any distress or execution is levied on or affects any of the Borrower's property or assets;

7.7 Any provision of this agreement is or becomes, for any reason, invalid, unlawful, unenforceable, terminated, disputed or ceases to be effective or to have full force and effect;

7.8 The Borrower suspends or ceases to carry on (or threaten to suspend or cease to carry on) all or a substantial part of its business;

7.9 Any event occurs (or circumstances exist) which, in the opinion of the Lender, has or is likely to materially and adversely affect the Borrower's ability to perform all or any of its obligations under, or otherwise comply with the terms of this agreement.

(Any event of circumstance listed in clause 7 herein shall be an "**Event of Default**".)

8. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender on the date of this agreement:

8.1 It:

8.1.1 is a duly incorporated limited liability company validly existing under the laws of its jurisdiction of incorporation; and

8.1.2 has the power to own its assets and carry on its business as it is being conducted.

8.1.3 It has the power to enter into, deliver and perform, and has taken all necessary action to authorise its entry into, delivery and performance of this agreement.

8.1.4 No limit on its powers will be exceeded as a result of the borrowing contemplated by this agreement.

8.2 The entry into and performance by it of, and the transactions contemplated by, this agreement, do not and will not contravene or conflict with:

8.2.1 its constitutional documents;

8.2.2 any agreement or instrument binding on it or its assets or constitute a default or termination event (however described) under any such agreement or instrument; or

8.2.3 any law or regulation or judicial or official order, applicable to it.

8.3 It has obtained all required authorisations to enable it to enter into, exercise its rights and comply with its obligations in this agreement. All such authorisations are in full force and effect.

8.4 Its obligations under this agreement are legal, valid, binding and enforceable in accordance with its terms.

8.5 No Event of Default has occurred or is continuing, or is reasonably likely to result from making the Loan or the entry into, the performance of, or any transaction contemplated by this agreement.

9. COVENANTS

The Borrower covenants with the Lender that, as from the date of this agreement until all its liabilities under this agreement have been discharged:

9.1 It will comply, in all respect, with all laws, if failure to do so has or is reasonably likely to have a material adverse effect on its business, assets or condition, or its ability to perform its obligations under this agreement.

9.2 It will notify the Lender of any Event of Default (and the steps, if any, being taken to remedy it) promptly on becoming aware of its occurrence.

9.3 It will carry on and conduct its business in a proper and efficient manner and will not make any substantial change to the general nature or scope of its business as carried on at the date of this agreement.

10. ASSIGNMENT AND TRANSFER

10.1 The Lender may assign any of its rights under this agreement or transfer all its rights or obligations by novation.

10.2 The Borrower may not assign any of its rights or transfer any of its rights or obligations under this agreement without the written consent of the Lender.

11. AMENDMENTS

1.1 No amendment of this agreement shall be effective unless it is in writing and signed by, or on behalf of, each party to it (or its authorised representative).

12. THIRD PARTY RIGHTS

12.1 A person who is not a party to this agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this agreement.

13. NOTICES

13.1 Any notice or other communication given to a party under or in connections with this agreement shall be in writing and may be served by leaving it at or sending it through the post to:

10.1.1 The Borrower at: 20 Anchor Terrace 3-13 Southwark Bridge Road, London, England, SE1 9HQ

10.1.2 The Lender at: 6 Alexander Square, London, SW3 2AY

Or to any other address or fax number as is notified in writing by one party to the other from time to time.

13.2 Any such notice shall be deemed to be served at the time when the same is handed to, left at, or (if sent by facsimile transmission) sent to the address of the party to be served and in the case of any notice posted to the Borrower it shall be deemed to have been served at the expiration of two business days after it has been posted and in proving service of such notice it shall be sufficient to prove that the envelope containing the same was properly addressed stamped and posted.

14. JURISDICTION AND PROPER LAW

This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the parties hereto submit to the exclusive jurisdiction of the courts of England and Wales.

IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written.

EXECUTED AS A DEED by
Jason Kingsley Drummond,

[signature]

in the presence of:

Witness Signature: [signature]

Name: *Julian Parge*

Address: *184 Shepherds Bush Road, London, W6 7NL*

Occupation: *COO*

EXECUTED AS A DEED by
Nenx Gaming Limited acting
by **Andrew Eggleston**

[signature]

a director, in the presence of:

Witness Signature: [signature]

Name: ROBYN GARD

Address: 50 THE RIDGEWAY, ASTWOOD BANK, WORCS

Occupation: ACCOUNTS ASSISTANT